0
Company highlights
• Leading brands with worldwide recognition, high store productivity and a multi-channel platform
• Differentiated merchandise and marketing that drives traffic and sales
• Prudent inventory, expense and capital management
• Capital-light focus on international market opportunities
• Strong liquidity profile and continuing significant free cash flow generation
• Experienced management team
Exhibit 99.1

Victoria's Secret[2]
62 %
Bath & Body Works
26 %
Other[3]
12 %

Victoria's Secret[2]
73 %
Bath & Body Works
26 %
Other[3]
1 %

PINK

1
• Limited Brands continues to execute on its vision to make people feel sexy, sophisticated and forever young
• Limited Brands has two premier brands, Victoria’s Secret and Bath & Body Works
» Offering high emotional content at accessible prices
• Limited Brands has additional growth opportunities
» International
»
PINK
»
VSX
»
Swim
»
Bendel Accessories Concept
• Other brands include PINK, La Senza, Henri Bendel, C.O. Bigelow and White Barn Candle Company
Business overview
1 Adjusted EBITDA in these slides means EBITDA as adjusted to exclude certain items.
2 Includes La Senza
3 Other includes Corporate, Mast, Henri Bendel, Bath & Body Works Canada and certain centralized activities and assets that are not allocated out to the segments
2008 Adjusted EBITDA = $1.1 billion 2008 Sales = $9.0 billion

Works
6%

Segment performance highlights
• Intimate Apparel
» We own three of the leading brands in intimate apparel: Victoria’s Secret, PINK, and La Senza
» This segment generated $5.6 billion in sales in 2008, $620 million in operating income
- Of the $5.6 billion, $1.5 billion was through Victoria’s Secret Direct
» Victoria’s Secret has over 1,000 stores with over 5.9 million selling square feet
» La Senza is a leading intimate apparel specialty retailer in Canada with 322 stores
» La Senza has a presence in 45 countries internationally
• Personal Care
» Bath & Body Works generated $2.4 billion in sales through its retail and direct channels and $215 million in operating income in 2008
» Bath & Body Works Direct, which began in 2005, was profitable in 2008 and is growing rapidly
» We ended 2008 with 1,638 Bath & Body Works stores, representing over 3.8 million selling square feet

Leading brands – Victoria’s Secret
Victoria’s Secret (VS)
• Roughly a quarter of the U.S. intimates market
• A number of the best-selling bras in the U.S. are Victoria’s Secret bras
• Biofit (launched in March 2008) was the most successful bra launch in the history of the brand
• Dream Angels is the #1 fragrance franchise in the U.S. – three years running
• Icon in pop culture – world-recognized brand
• Our annual fashion show is seen in approximately
90 countries
• Victoria’s Secret Direct (internet and catalogue) is
one of the most popular sites on the Web and is a
significant contributor to the marketing and growth
of the brand
• Ranked #1 for dollar share of the intimate apparel
market

signature collection
new! butterfly flower
Our Newest Romantic Fragrance
Inspired by the natural elegance and playful femininity of a butterfly garden in full bloom.

our brands
bath & body works

Leading brands – Bath & Body Works
Bath & Body Works (BBW)
• Extremely high brand awareness among women in
the U.S. and Canada
• BBW has the best overall in-store experience ratings
versus direct specialty competitors and recently won
the International Customer Service Excellence Award
for Large Businesses presented by Customer Service
Excellence Magazine
• #1 selling specialty beauty brand in the U.S.
• #1 fragrant body care collection in the U.S.
(Japanese Cherry Blossom)
• #1 spa collection in the U.S. (True Blue Spa)

Supermodel Sexy!
NEW! WAVE PUSH-UP

NEW!
Angels
AIR
PUSH-UP

• Maximize sales and profits in our two key segments:
Intimate Apparel and Personal Care
• Intensive focus on executing retail fundamentals:
» Differentiated merchandise and marketing plans that drive traffic and sales
» Assortment management and inventory flow
» Store selling and execution
» Inventory investment levels
» Deliver returns on capital spending
» Management of overhead and SG&A expenses
• Develop growth opportunities by expanding our presence
in existing markets, and developing capabilities in new
markets
» BBW Canada
» International
» PINK
» VSX
» Henri Bendel/Accessories
» Swim
» Home Fragrance
Strategic priorities

Victoria’s Secret focus for 2009
• Focus on the core categories
» Bras
• Continued push-up innovation and newness
• Expand full coverage and wireless offering
• Expansion of product offerings at opening price points
» Panties
• Reinvent signature cotton panties
• Expand lace offering
• Supplement with new price points
• Continue to grow PINK
» Continued innovation of panties
» Increased emphasis on growing bras
» Continue to build the Collegiate Collection
• Continued innovation to drive growth in Beauty: body care and fragrance
• Continue to grow within our retail channel our swimwear line, which has always been a top performer for our direct channel
• Continue to test and grow VSX, our line of athletic, sport-inspired apparel

Bath & Body Works focus for 2009
• Focus on the core categories
» Signature Collection Restage
• Restage launched in all stores in February
• Improved formulation in shower gel, with body cream and
lotion to come
• More sophisticated packaging
• New fragrance launches in sophisticated scents (Butterfly
Flower) and more youthful orientations
» Home Fragrance
• Rebranded to Slatkin with repackaged candles and new
diffuser forms
• Launching new odor elimination in 2009
» Antibac
• Testing new packaging and formulations for a restage in 2010
• Capitalizing on systems capabilities
» Segmentation opportunities within Signature Collection and Home
Fragrance focused stores
» Have improved in-stock levels on key items by 10 percentage points while at the same time substantially reducing inventory levels

International opportunity
• High awareness and demand for both Victoria’s Secret and Bath & Body Works with the
Company’s international sales including La Senza, Bath & Body Works Canada and direct sales shipped internationally totaling $655 million in 2008
• First priority is Canada (company-owned operations: La Senza, BBW, VS, and PINK)
» Six BBW stores opened during Fall 2008, and approximately 25 BBW stores and four PINK stores are planned for 2009
• The original six BBW Canada stores are performing at two and half times the volume of an average
U.S. Bath & Body Works store
» La Senza has 817 locations, 322 in Canada and 495 in 45 other countries
• Approach to the rest of the world will be capital-light (franchising and joint ventures)
• Laying the groundwork for opening stores and meeting with potential partners
• Experienced international leadership team

1
High productivity
• Victoria’s Secret and Bath & Body Works are among the highest productivity specialty retailers
572
496
478
475
446
339
325
297
425
444
401
Aeropostale Victoria's
Secret
Stores
Chico's Bath & Body
Works
American
Eagle
Outfitters
Hot Topic Abercrombie
& Fitch
The Buckle Pacific
Sunwear
Gap Stores
NA
Wet Seal
Average 427
Sales / Gross Square Foot – Fiscal 2008
Source: 10-Ks
1 Adjusted to reflect sales per gross square foot
2 Gap Stores data represents U.S. Gap Stores (does not include Old Navy and Banana Republic)
1
1
2

1
2
Strong cash flow across the fleet
98% of our store fleet is cash flow positive on an after-tax cash basis
> $250k
< $0
$0-$250K
After-tax cash flow
Note: Data are as of year end 2008
1 Only includes stores that have been open for at least one year and have not had construction activity for at least one year
2 After-tax 2008 store profit plus depreciation
Total stores = 2,725
1,350
49.5%
1,328
48.7%
47

$1,061
$1,027
$1,212
$1,492
14.0%
12.0%
11.7%
11.6%
2006 2007 2008 LTM Q1'09
Adjusted EBITDA
Margin
Historical financial performance
$10,671
$10,134
$9,043
$8,843
2006 2007 2008 LTM Q1'09
Revenues ($ millions) Adjusted EBITDA ($ millions)
• While sales and Adjusted EBITDA have declined amidst these challenging times the results have been in line with our expectation

1
2008 results
• Our 2008 operating income declined 17% on a 9% decrease in comparable store sales
1 2007 adjusted to exclude gain/loss on apparel divestitures, gift card breakage recognition, gain on the sales of other assets and restructuring charges;
2008 adjusted to exclude impairment on La Senza goodwill, gain on joint venture sales and restructuring charges
($ millions)
B / (W)
2007 2008 $ %
Sales $10,134 $9,043 ($1,092) (11%)
LL % (2%) (9%)
Gross Margin 3,509 3,006 (503) (14%)
% of sales 35% 33%
Adjusted Operating Income 860 718 (142) (17%)
Adjusted EBITDA $1,212 $1,061 ($151) (12%)

2008 quarterly results
($ millions)
• Our 2008 full year results were driven by weakness in the fourth quarter
• Through the first three quarters, 2008 compared favorable y-o-y on an EBITDA basis
1 2007 adjusted to exclude gain/loss on apparel divestitures, gift card breakage recognition, gain on the sales of other assets and restructuring charges;
2008 adjusted to exclude impairment on La Senza goodwill, gain on joint venture sales and restructuring charges
Q1 – Q3 Q4
B / (W) B / (W)
2007 2008 $ % 2007 2008 $ %
Sales $6,858 $6,052 ($807) (12%) $3,276 $2,991 ($285) (9%)
LL % (7%) (10%)
Gross Margin 2,213 1,982 (231) (10%) 1,296 1,024 (272) (21%)
% of sales 32% 33% 40% 34%
Adjusted Operating Income
1
287 327 40 14% 573 391 (182) (32%)
Adjusted EBITDA 551 577 26 5% $661 $484 (177) (27%)

1
First quarter 2009 results
• Our 2009 Q1 operating income declined 35% on a 7% decrease in comparable store sales
1 2008 adjusted excludes gain on joint venture sales
($ millions)
First quarter
B / (W)
2008 2009 $ %
Sales $1,925 $1,725 ($200) (10%)
LL % (7%)
Gross Margin 641 548 (93) (15%)
% of sales 33% 32%
Adjusted Operating Income 100 65 (35) (35%)
Adjusted EBITDA $184 $150 ($34) (18%)

Prudent inventory and expense management
• Actively managing inventories
» Inventories per square foot were down for 19 consecutive months through March 2009 and are projected to end the year below 2008 levels
» Assortments include a significant portion of seasonless basics
» Continue to pursue turn improvement opportunities
• New advanced planning systems
» Provide end-to-end supply chain visibility to more productively react to current market conditions, including taking actions ranging from overhead reductions to delivering more targeted assortments at the store level
• Reduced home office headcount by approximately 20% and annualized overhead by $350 –
400 million since 2007
» $100 million mid 2007 – mid 2008
» $50 million Fall 2008
» $150 million in 2009
» $50 - $100 million in 2010

Free cash flow
($ millions)
• Despite lower volume, free cash flow generation improved in 2008 due to effective management of working capital, capital expenditures and expenses
• We expect our strong free cash flow generation to continue for 2009
Average
2002 to 2007 2007 2008 2009F
Net Income $718 $220
Depreciation and Amortization 352 343
Change in Working Capital (7) 109
Other
1
(298) 282
Net cash provided by operating activities $873 $765 $954 $550 - $650
Capital expenditures (468) (749) (479) (200)
Free cash flow before dividends $405 $17 $475 $350 - $450
Dividends (227) (202) (194)
Free cash flow after dividends ($210) $273 $156 - $256
1
2007 includes ($230 million) gain/loss on Express/Limited Stores divestitures, ($100 million) gain on Easton Town Center distribution and other assets and liability adjustments; 2008 includes $215 million goodwill impairment, ($109 million) gain on sale of joint venture, deferred income tax of $46 million, and other assets and liability adjustments

Strong liquidity
84
936
916
Q109
Letters of credit —
Available Revolver —
Cash —
Total Revolver:
$1,000 million
Total Liquidity:
$1,852 million
• Limited Brands maintains strong liquidity
with total cash and available Revolver of
$1,852 million at Q109
• The company has substantial cushion
under its bank covenants
– Total leverage covenant of 5.00x
• 46% EBITDA cushion
– EBITDAR / (interest + rents) covenant
of 1.60x
• 35% EBITDAR cushion

Strong credit profile
1.1x
2.4x
2.7x
2.8x
2006 2007 2008 LTM Q109
Total leverage Rent-adjusted leverage
Capital expenditures ($ millions) Rent-adjusted interest coverage
2.9x
4.0x
4.1x
4.2x
2006 2007 2008 LTM Q109
3.2x
2.7x
2.5x 2.5x
2006 2007 2008 LTM Q109
$548
$749
$479
$391
2006 2007 2008 LTM Q109
Note: These ratios do not reflect the Credit Facility covenants
1 Rent-adjusted leverage defined as: (Total debt + (8x minimum rent expense)) / (Adjusted EBITDA + minimum rent expense)
2 Rent-adjusted interest coverage defined as: (Adjusted EBITDA + minimum rent expense) / (interest expense + minimum rent expense)
2
1

2009 outlook
• Economic environment
» Global retail sector and our business continue to face a very uncertain and difficult environment
• We have taken a conservative stance in terms of the financial management of our business
• Pursuing opportunities in this market to bring compelling merchandise assortments, marketing and store experiences to our customers
• International expansion
» Anticipate opening approximately 25 Bath & Body Works and four PINK stores in Canada in 2009
• Six BBW stores opened in 2008 have exceeded our performance expectations, as have the two new openings in 2009 year to date
» Continue to explore other international opportunities in 2009
• Capital expenditures
» Plan to spend approximately $200 million on capital expenditures in 2009
• Majority relating to opening new stores and remodeling and improving existing stores
• Expect to open approximately 60 new stores in the U.S. and Canada and to remodel approximately 50 stores during the year

2009 guidance
Guidance as of May 21, 2009 ($ millions)
Source: Public filings,
earnings transcripts, first quarter financial package
2008 2009 Outlook
Comparable store sales (9.0%) (5.0%) – (10.0%)
Gross margin rate 33.2% Flat to LY
SG&A expense as % of sales 25.6% Up slightly to LY
EPS $1.05 $0.67 - $0.87
Capital expenditures $479 ~ $200
Free cash flow $475 $350 - $450

Summary
• We have a sound business with category-leading
brands that generate substantial income and cash
flow
• We have been aggressively managing inventory,
expenses and capital spending for the past two
years
» Continue to plan inventory, capital expenditure and
expenses with a very conservative view of the
business
• We continue to emphasize maintaining a strong
cash and liquidity position while optimizing our cost
of capital
• Our sales productivity remains among the best in
the mall and our store fleet remains highly
profitable across essentially all locations
• We are focused on maximizing sales and margin
opportunities in this challenging time